Annual Fund Operating Expenses - iShares Gold Strategy ETF - iShares Gold Strategy ETF	Mar. 01, 2021
Operating Expenses:
Management Fees (as a percentage of Assets)	0.25%
Distribution and Service (12b-1) Fees	none
Other Expenses (as a percentage of Assets):	none
Acquired Fund Fees and Expenses	0.12%
Expenses (as a percentage of Assets)	0.37%
Fee Waiver or Reimbursement	(0.12%)
Net Expenses (as a percentage of Assets)	0.25%